SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (date of earliest event reported):
November 15, 1999
MMCA  AUTO  OWNER TRUST  1997-1
(MMCA Auto Receivables, Inc.  - Originator)
(Exact Name of Registrant as Specified in its Charter)
Delaware  33-0776520
State or other (Commission (IRS Employer Id No.) jurisdiction File Number) of incorporation)
P.O. Box 6038
Cypress, California  90630-0038
(714) 236-1510
(Address of Registrant's principal executive office and
Registrant's telephone number, including area code)
Item 5.	Other Events.
	The Registrant hereby incorporates by reference
	the information contained in the attached exhibits
	in response to this Item 5.
Item 7.	Financial Statements and Exhibits.
	(c)  Exhibits.
MMCA Auto Owner Trust 1997-1  Asset Backed Notes and
  Asset Backed Certificates.
Monthly "Servicer's Certificate," dated: November 08, 1999
Monthly "Servicing Report," for the following reporting period:
October 1, 1999 through October 31, 1999
Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MMCA AUTO RECEIVABLES, INC.
Dated: November 23, 1999

SIGNATURES

By: Hideyuki Kitamura
Vice President, Secretary and Treasurer